SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Nov. 20, 2007

Date of Report

October 31, 2007

(Date of earliest event reported)

WREN, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-122185	87-0672359
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

P. O. Box 5005, PMB 42

Rancho Santa Fe, CA  92067

(Address of principal executive offices, including zip code)

(858)756-0369

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement

On October 31, 2007, the Company exercised its option to purchase golf equipment from Pine Valley, Ltd.  The exclusive right of sale contract with Pine Valley contained an option to purchase their entire inventory for a fixed cash payment of $25,000.  The inventory has an estimated retail value of $84,000 and was offered to Wren, Inc. at a 71% discount. The inventory consists of milled putters, ladies’ metal woods, golf balls, leather golf gloves, golf caps, golf shirts, children’s drivers and sunscreen in various quantities.

In order to exercise the option, the Company’s President, Daniel D. Drummond, loaned the Company $25,000, interest free and payable on demand.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WREN, INC.

Date:  November 20, 2007

By:  /s/ Daniel D. Drummond

Daniel D. Drummond

President and Chief Executive Officer